UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

HOPTO INC.

(Name of registrant as specified in its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2018

To Our Stockholders:

The Annual Meeting of Stockholders (our “Annual Meeting”) of hopTo Inc. (the “Company”) will be held on Thursday, August 23, 2018, at 10:00 a.m., local time, at the Company’s offices located at 51 East Campbell Avenue, Suite 128, Campbell, California 95008 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To amend the Company’s amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”), to declassify our board of directors;

2.	If the stockholders approve Proposal 1 to eliminate classification of the board of directors, to elect four (4) directors each to serve on our board of directors for a term ending as of our annual meeting of stockholders in 2019, and until each such director’s successor shall have been duly elected and qualified, or if the stockholders do not approve Proposal 1 to eliminate classification of the board of directors, to elect the four (4) directors named in the proxy statement to the board of directors to serve as the Class II, Class III and Class I directors to terms ending as of the 2019, 2020 and 2021 annual meetings of stockholders, respectively, and until their respective successors have been duly elected and qualified;

3.	To amend the Company’s Certificate of Incorporation to repeal the provision in Article VII prohibiting stockholder action by written consent without a meeting;

4.	To amend the Company’s Certificate of Incorporation to change the super-majority voting requirement to a majority vote requirement in Article V relating to the amendment of the Company’s second amended and restated bylaws;

5.	To amend the Company’s Certificate of Incorporation to add a new article that requires any related party transaction be approved by either the unanimous affirmative vote of disinterested directors or affirmative vote of a majority of outstanding shares of stock held by disinterested stockholders;

6.	To approve the grant of shares of common stock to our directors, Mike Brochu and John Cronin;

7.	To approve, in a non-binding advisory vote, the compensation of our named executive officers, commonly referred to as “Say-on-pay”;

8.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

9.	To transact such other business as may properly come before the meeting and/or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 25, 2018 are entitled to notice of and to vote at our Annual Meeting. A list of stockholders as of this date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to our Annual Meeting for a period of ten days prior to the Annual Meeting.

All stockholders are urged to attend our Annual Meeting in person or vote by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable at any time prior to its exercise and will not affect your right to vote in person in the event you attend our Annual Meeting.

July [●], 2018	By order of the Board of Directors
Concord, New Hampshire

Jean-Louis Casabonne
Chief Financial Officer and Interim Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the Fiscal Year 2018

Annual Meeting of Stockholders to be Held on August 23, 2018

Our Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and Proxy Card are available on the Internet at [●]

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6 Loudon Road, Suite 200

Concord, New Hampshire 03301

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2018

INTRODUCTION

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the board of directors of hopTo Inc. (our “Board”) for use in connection with our Annual Meeting of Stockholders to be held on Thursday, August 23, 2018, beginning at 10 a.m., local time, at the Company’s offices located at 51 East Campbell Avenue, Suite 128, Campbell, California 95008, and at any and all adjournments or postponements thereof (our “Annual Meeting”). At our Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

(1)	Amendment of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to declassify our Board;

(2)	If the stockholders approve Proposal 1 to eliminate classification of the Board, the election of the four (4) directors named in our proxy statement to serve on our Board for terms ending as of our annual meeting of stockholders in 2019; or, if the stockholders do not approve Proposal 1 to eliminate classification of the Board, the election of the four (4) directors named in our proxy statement to serve on our Board as the Class II, Class III and Class I directors to terms ending as of the 2019, 2020 and 2021 annual meetings of stockholders, respectively;

(3)	Amendment of our Certificate of Incorporation to repeal the provision in Article VII prohibiting stockholder action by written consent without a meeting;

(4)	Amendment of our Certificate of Incorporation to change the super-majority voting requirement to a majority vote requirement in Article V relating to the amendment of our second amended and restated bylaws;

(5)	Amendment of our Certificate of Incorporation to add a new article that requires any related party transaction be approved by either the unanimous affirmative vote of disinterested directors or affirmative vote of a majority of outstanding shares of stock held by disinterested stockholders;

(6)	Grant of shares of common stock to our directors, Mike Brochu and John Cronin;

(7)	Approval, in a non-binding advisory vote, of the compensation of our named executive officers, commonly referred to as “Say-on-pay”;

(8)	Ratification and appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(9)	The transaction of such other business as may properly come before the meeting and/or any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about August 2 , 2018.

INFORMATION CONCERNING SOLICITATION AND VOTING

Board Recommendation

Our Board recommends that our stockholders vote FOR amendment of our Certificate of Incorporation to eliminate classification of the Board (Proposal 1); FOR the election of the four (4) director nominees to serve until our annual meeting of stockholders in 2019, or, to serve on our Board as the Class II, Class III and Class I directors to terms ending as of the 2019, 2020 and 2021 annual meetings of stockholders, respectively (Proposal 2); FOR amendment of our Certificate of Incorporation to repeal the provision in Article VII prohibiting stockholder action by written consent without a meeting (Proposal 3); FOR amendment of our Certificate of Incorporation to change the super-majority voting requirement to a majority vote requirement in Article V relating to the amendment of our second amended and restated bylaws (Proposal 4); FOR amendment of our Certificate of Incorporation to add a new article that requires any related party transaction be approved by either the unanimous affirmative vote of disinterested directors or affirmative vote of a majority of outstanding shares of stock held by disinterested stockholders (Proposal 5); FOR the grant of shares of common stock to our directors, Mike Brochu and John Cronin (Proposal 6); FOR the advisory “Say-on-pay” proposal (Proposal 7); and FOR the ratification of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 8).

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Record Date, Outstanding Shares, and Quorum

Only holders of record of our common stock at the close of business on June 25, 2018 (the “Record Date”) are entitled to notice of and to vote at our Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 9,804,400 shares of our common stock were issued and outstanding.

Holders of our common stock are entitled to one vote at the Annual Meeting for each share of common stock held that was issued and outstanding as of the Record Date.

The presence, in person or by proxy, of stockholders holding at least a majority of our outstanding common stock will constitute a quorum for the transaction of business at our Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or attend the Annual Meeting. Abstentions and “broker non-votes” are counted as present at our Annual Meeting for purposes of determining whether a quorum is present.

How to Vote

Voting in Person

All stockholders as of the close of business on June 25, 2018 can attend the Annual Meeting. If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. You may vote at the Annual Meeting if you are a stockholder of record (your shares are directly registered in your name on our books and not held through a broker, bank or other nominee). In order to vote at the Annual Meeting shares held in “street name,” you must obtain a valid proxy from your broker, bank, or other nominee, and bring it to the meeting. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.

Voting by Proxy

We request that our stockholders complete, date, and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All properly executed proxies that we receive prior to the vote at the Annual Meeting (that have not been revoked) will be voted in accordance with the instructions indicated on the proxies. All properly executed proxies that we receive prior to the vote at the Annual Meeting that do not provide any direction as to how to vote will be voted in accordance with the recommendations of our board of directors.

If your shares are held in street name, you will need to follow the instructions from the institution that holds your shares regarding how to instruct your broker to vote your shares.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) sending a written notice of revocation to Jean-Louis Casabonne, Secretary, hopTo Inc., 6 Loudon Road, Suite 200, Concord, New Hampshire 03301, (ii) submitting by mail another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy. All revocations of your proxy must be received prior to the voting of your shares at the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes submitted by proxy. If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and will be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.

Voting Your Shares

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit your proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote your shares:

1.	FOR the amendment of our Certificate of Incorporation to declassify our Board effective as of the Annual Meeting (Proposal 1);

2.	FOR the election of the four (4) director nominees, each to serve for a one year term expiring as of our annual meeting in 2019 , if Proposal 1 is approved, or if the stockholders do not approve Proposal 1, the election of the four (4) director nominees to serve on our Board as the Class II, Class III and Class I directors to terms ending as of the 2019, 2020 and 2021 annual meetings of stockholders, respectively (Proposal 2);

3.	FOR the amendment of our Certificate of Incorporation to repeal the provision in Article VII prohibiting stockholder action by written consent without a meeting (Proposal 3);

4.	FOR the amendment of our Certificate of Incorporation to change the super-majority voting requirement to a majority vote requirement in Article V relating to the amendment of our second amended and restated bylaws (Proposal 4);

5.	FOR the amendment of our Certificate of Incorporation to add a new article that requires any related party transaction be approved by either the unanimous affirmative vote of disinterested directors or affirmative vote of a majority of outstanding shares of stock (Proposal 5);

6.	FOR the grant of shares of common stock to our directors, Mike Brochu and John Cronin (Proposal 6)

7.	FOR the advisory vote Say-on-pay proposal (Proposal 7); and

8.	for the ratification of Marcum LLP as our independent registered accounting firm for fiscal year ending December 31, 2018 (Proposal 8).

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The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. We have not received notice of other matters that may be properly presented for voting at the Annual Meeting.

Votes Required, Withholding Your Vote, Abstentions, and Broker Non-Votes

Proposal 1	Declassification of the Board of Directors	The affirmative vote of at least 66-2/3% of outstanding shares entitled to vote at the Annual Meeting is required to amend our Certificate of Incorporation to declassify the Board. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum and will have the effect of a vote against the proposal.

Proposal 2	Election of Directors	Directors will be elected by the holders of a plurality of our common stock having voting power present or represented by proxy and entitled to vote at the Annual Meeting. If the stockholders approve Proposal 1, the four (4) nominees will be elected as directors, each to serve for a one year term ending as of the annual meeting of stockholders in 2019. If the stockholders do not approve Proposal 1, the four (4) nominees will be elected as directors to serve as the Class II, Class III and Class I directors to terms ending as of the annual meetings of stockholders in 2019, 2020, and 2021, respectively. In the election of the directors, you may withhold your vote for any or all of the nominees. Withheld votes and broker non-votes will be counted as present at the meeting for purposes of determining a quorum but are excluded entirely from the vote and will have no effect on the outcome.

Proposal 3	Stockholder Action by Written Consent	The affirmative vote of at least 66-2/3% of outstanding shares entitled to vote at the Annual Meeting is required to amend our Certificate of Incorporation to repeal the provision in Article VII prohibiting stockholder action by written consent without a meeting. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum and will have the effect of a vote against the proposal.

Proposal 4	Eliminate Super-Majority Approval to Amend Bylaws	The affirmative vote of at least 66-2/3% of outstanding shares entitled to vote at the Annual Meeting is required to amend our Certificate of Incorporation to change the super-majority voting requirement to a majority vote requirement in Article V relating to the amendment of our second amended and restated bylaws. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum and will have the effect of a vote against the proposal.

Proposal 5	Related Party Transaction Approval	The affirmative vote of at least a majority of outstanding shares entitled to vote at the Annual Meeting is required to amend of our Certificate of Incorporation to add a new article that requires any related party transaction be approved by either the unanimous affirmative vote of disinterested directors or affirmative vote of a majority of outstanding shares of stock. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum and will have the effect of a vote against the proposal.

Proposal 6	Grant of Stock to Directors	The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to grant of shares of common stock to our directors, Mike Brochu and John Cronin. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining whether a quorum exists and will have no effect on the outcome.

Proposal 7	Say-on-pay	The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the advisory Say-on-pay proposal. Abstentions will be counted as present at the meeting for purposes of determining whether a quorum exists and will have the effect of a vote against the proposal. Broker non-votes will be counted as present at the meeting for purposes of determining whether a quorum exists and will have no effect on the outcome.

Proposal 8	Ratification of Auditors	The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes, if any, will be counted as present at the meeting for purposes of determining whether a quorum exists, and will have the effect of a vote against the proposal.

Brokers holding shares of record for a customer have the discretionary authority to vote on certain “routine” proposals if the brokers do not receive timely instructions from the customer regarding how the customer wants the shares to be voted. The ratification of the appointment of our independent registered public accounting firm for 2018 (Proposal 8) is a routine proposal. However, there are also certain proposals for which brokers do not have discretionary authority to vote if they do not receive timely instructions from the customer. All of the proposals, other than Proposal 8, is a non-routine matter on which brokers do not have discretionary authority to vote. When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, a “broker non-vote” results. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on non-routine matters in order for them to vote your shares so that your vote can be counted on such proposals.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies from our stockholders, including preparation, assembly, printing, and mailing of this proxy statement and the proxy card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, employees, or agents of our company in person or by telephone or other means of communication. No additional compensation will be paid to directors, officers, or other regular employees of ours for such services.

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Householding of Proxy Materials

“Householding” is a program, approved by the Securities and Exchange Commission, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Other Business; Adjournments

We do not expect that any matter other than the proposals presented in this proxy statement will be brought before our Annual Meeting. However, if other matters incident to the conduct of the Annual Meeting are properly presented at the Annual Meeting or any adjournment, postponement, or continuation of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

Adjournments may be made for the purpose of, among other things, soliciting additional proxies.

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PROPOSAL 1

AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

Currently, Article VI of the Company’s Certificate of Incorporation provides that the Board shall be divided into three classes of directors, elected to serve staggered terms of three years each, which means that only one class of the directors serving on the Board is elected each year. The Board has declared advisable and approved and is asking our stockholders to approve and adopt an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of our Board. If the amendment is approved, all directors elected at and after the 2018 Annual Meeting will be elected for one-year terms (the “Declassify Amendment”).

The Board recommends that our stockholders approve and adopt the Declassify Amendment that is the subject of this Proposal 1 as it will permit the stockholders to vote on the election of directors every year. If Proposal 1 is approved, the Company’s Certificate of Incorporation will be amended to delete Article VI authorizing the classified board structure.

The Purposes and General Effect of the Amendment

In order to optimize our corporate governance practices, the Board has determined that it is advisable and in the Company’s and our stockholders’ best interests to adopt the proposed Declassify Amendment and declassify the Board starting with the election of directors at the Annual Meeting. The Board recognizes that many investors believe that the election of directors is the primary means for stockholders to influence the Company’s practices and policies and hold management accountable for implementing those practices and policies. Similarly, many investors believe that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express their approval or other views on each director’s performance on an annual basis. Upon thoughtful consideration and consistent with the feedback received from stockholders, the Board determined that it is advisable and in the best interests of the Company and its stockholders to propose a declassification of the Board. The Board believes that declassification of the Board supports the Company’s commitment to strong corporate governance and stockholder democracy. The Board has determined that the Declassify Amendment represents a balanced and integrated approach designed to provide all of the Company’s stockholders a meaningful voice in electing directors and shaping the Company’s practices and policies.

Each of our current directors will either, as applicable to such director, not stand for re-election or tender their resignations from the Board immediately prior to the Annual Meeting, with such resignations being immediately effective.

If our stockholders approve this Proposal 1 at the Annual Meeting, the four individuals nominated for election to our Board in Proposal 2 will serve for a one-year term until the annual meeting of stockholders in 2019. If our stockholders do not approve this Proposal 1, we will continue to have a classified Board structure and our stockholders will instead be asked to elect the four director nominees to the applicable class and for one, two or three year terms, in each case as described in Proposal 2. The Declassify Amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships. The proposed Declassify Amendment would, however, result in directors being subject to removal with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company entitled to vote at an election of directors. Presently, because the board is classified, directors can only be removed for cause and the Certificate of Incorporation presently provides that removal of directors requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of voting stock of the Company entitled to vote at an election of directors.

If this Proposal 1 is approved and adopted by our stockholders at the Annual Meeting, the Company will cause the Declassify Amendment to become effective by filing a certificate of amendment setting forth the Declassify Amendment with the Secretary of State of the State of Delaware. .

The Proposed Amendment

If this Proposal 1 is approved and adopted by our stockholders at the Annual Meeting, the third, fourth and fifth paragraphs of Article VI of the Company’s Certificate of Incorporation will be amended as follows (marked to show changes; for reference only):

“At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the next annual meeting of stockholders ~~expiration of the term for which they are elected~~ or until their successors have been duly elected and qualified or until his or her earlier death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the GCL.

~~The directors of the Corporation shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by a resolution of the Board of Directors. At the first annual meeting of stockholders following the closing of the initial public offering of the Corporation’s Common Stock, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) year. At the second annual meeting of stockholders following the closing of the initial public offering of the Corporation’s Common Stock, the term of officer of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At the third annual meeting of stockholders following the closing of the initial public offering of the Corporation’s Common Stock, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is hereafter changed, each director then serving as such shall nevertheless continue as a director of the Class of which he is a member until the expiration of his current term and any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.~~

Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified. ~~A director may be removed from office by the affirmative vote f the holders of 66 2/3% of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors~~. A director may be removed from office, with or without cause, by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.”

As a result, the provision in the Certificate of Incorporation for a classified board would be eliminated and directors can be removed from office with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company entitled to vote at an election of directors.

Conforming Amendment to Bylaws

In addition, our Board has conditionally approved a conforming amendment (the "Conforming Bylaw Amendment") to our Second Amended and Restated Bylaws, as amended ("Bylaws"), which currently provide in Section 1 of Article III that directors shall hold office until expiration of the term for which he or she is elected, Section 3 of Article III that the directors shall be divided into three (3) classes, and in Section 4 of Article III that a director may be removed from office by the affirmative vote of the holders of a majority (50.01%) of the outstanding voting stock of the corporation entitled to vote at an election of directors.. If Proposal 1 is approved and adopted by our stockholders, Sections 1, 3 and 4 of Article III of our Bylaws would be amended as follows (marked to show changes; for reference only):

“Section 1. Number, Tenure and Qualifications. The number of directors that shall constitute the whole board shall be determined by the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4 of this Article, and each director elected shall hold office until (a) his or her successor is elected and qualified, (b) the next annual meeting of stockholders ~~expiration of the term for which he or she is elected~~, or (c) his or her earlier resignation or removal, except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL. Directors need not be stockholders.”

“Section 3. ~~Classes of Directors.· The directors of the corporation shall be divided into three (3) classes as nearly equal in size as is practicable~~, ~~designated as Class I, Class II, and Class Ill. At the 2009 annual meeting of the stockholders, the term of the office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) years. At the 2010 annual meeting of the stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At the 2011 annual meeting of stockholders, the term of office of the Class Ill directors shall expire and Class Ill directors shall be elected for a full term of three (3) years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three{3) years to succeed the directors of the class whose terms expire at such annual meeting, If the number of directors is hereafter changed, each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of this current term and any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.~~ [Reserved].

Section 4. Vacancies. Except as otherwise provided by law, any vacancy on the board of directors (whether because of death, resignation, removal, an increase in the number of directors, or any other cause) may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election at which directors of the applicable class are scheduled to be elected and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. A director may be removed from office, with or without cause, by the affirmative vote of the holders of a majority ~~(50.01%)~~ of the outstanding voting stock of the corporation entitled to vote at an election of directors.”

As a result, the provision in the Bylaws for classes of directors would be eliminated, directors could be removed from office with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company entitled to vote at an election of directors and the Conforming Bylaw Amendment would become effective.

Vote Required

Our Certificate of Incorporation provides that amendment of the Certificate of Incorporation set forth in this Proposal 1 be approved and adopted by the affirmative vote of the holders of at least 66-2/3% of outstanding shares of voting stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO AMEND ARTICLE VI OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSES OF DIRECTORS.

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PROPOSAL NO. 2

ELECTION OF DIRECTORS

Information Concerning Director Nominees

Our Certificate of Incorporation and Bylaws provide that the number of directors of the Company are determined by the Board of Directors. Currently, there are three members on the Company’s Board of Directors. The three current members of our Board, John Cronin, Michael Brochu and Eldad Eilam, will either, as applicable to such director, not stand for re-election or tender their resignations from the Board immediately prior to the Annual Meeting, with his resignation being immediately effective. In connection with the nomination of the director-nominees in this Proposal 2, the Board of Directors will be increased to four effective upon their election. If Proposal 1 is approved and adopted by the stockholders at the Annual Meeting, upon his election, each of the four (4) director nominees named below will serve for a one-year term ending as of the annual meeting of stockholders in 2019.

NAME	AGE	POSITION
Jonathon Richard Skeels	36	Nominee
Richard S. Chernicoff	53	Nominee
Thomas C. Stewart	50	Nominee
Jean-Louis Casabonne(1)	60	Nominee

(1) Interim Chief Executive Officer, Chief Financial Officer, Secretary

When evaluating the Director Nominees, the Board considered each individual’s professional experience, areas of expertise and educational background in addition to general qualifications in order to maintain a Board that is strong and well-rounded in its collective knowledge and that can fulfill its responsibilities, perpetuate our long-term success and represent the interests of our stockholders. The current Board has evaluated the qualifications of the Director Nominees including:

●	Executive expertise with strong ability to motivate and manage others and to identify and develop leadership qualities in others, and foster active participation in the development and implementation of the Company’s operating plan and business;

●	Financial expertise enabling directors to analyze our financial statements, capital structure and complex financial transactions, and oversee our accounting and financial reporting processes;

●	Strategic risk management, which contributes to oversight of management’s risk monitoring and management programs and establishment of risk tolerance aligned with our strategy;

●	Solid understanding of a public company’s extensive and complex oversight responsibilities, furthering our goals of greater transparency and accountability for management and the Board, and protection of our stockholders’ interests; and

●	Software industry expertise including development of IT, understanding of advanced technology, brand marketing, consumer products, operational issues, and digital communication.

While we presently have no knowledge that the Director Nominees will refuse or be unable to serve as directors for the prescribed term, the accompanying proxy card grants the proxy holders the power to vote the proxy for substitute nominees in the event that any nominee becomes unavailable to serve.

If Proposal 1 is not approved and adopted by the stockholders at the Annual Meeting, upon his election, each director nominee will serve as a Class I, Class II or Class III director for a term ending as of the respective annual meeting of stockholders set forth below for each such class:

NAME	AGE	POSITION	CLASS	Term Expiration
Jonathon Richard Skeels	36	Nominee	II	2019
Richard S. Chernicoff	53	Nominee	II	2019
Thomas C. Stewart	50	Nominee	III	2020
Jean-Louis Casabonne(1)	60	Nominee	I	2021

(1) Interim Chief Executive Officer, Chief Financial Officer, Secretary

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Director Nominees

Jonathon Richard Skeels. Mr. Skeels founded Novelty Capital, LLC, an investment and advisory firm focused on undervalued technology companies with meaningful intangible assets, such as intellectual property and net operating losses, and has served as Managing Partner of Novelty and its various affiliated entities since June 2014. From September 2012 to June 2014, Mr. Skeels was Director of Business Development with IP Navigation Group, LLC, a leading full service intellectual property monetization firm, where he focused on various projects, including building a financial products business and developing financing initiatives. From 2005 to 2012, Mr. Skeels was Vice President and Senior Analyst at Davenport & Company, LLC, a financial services firm in Richmond, VA, that manages over $10 billion, where he was a sell-side research analyst focused on advising leading institutional investors on publicly-traded technology companies. Mr. Skeels received a degree from American University in Washington, DC. Mr. Skeels brings to the Company experience in intellectual property, capital markets, tax and business development.

Richard S. Chernicoff. Mr. Chernicoff became chief executive officer of Ideawerks Inc., a private equity firm specializing in acquisitions in March 2018. From October 2015 until March 2018, Mr. Chernicoff held various executive positions with Great Elm Capital Group, Inc., including interim chief executive officer from July 2016 to September 2017, and served on its board of directors from March 2014 until March 2018. From March 2015 to July 2016, Mr. Chernicoff served as an Interim General Counsel at Marathon Patent Group, Inc. Previously, Mr. Chernicoff served as a consultant with Tessera Intellectual Property Corp. from July 2011 to January 2013, and had served as president of the Intellectual Property and Micro-electronics Division at Tessera, Inc. Prior to Tessera, he served as president of Unity Semiconductor Corporation, and had been vice president of Business Development at SanDisk Corp. Mr. Chernicoff was merger and acquisitions partner of Brobeck Phleger & Harrison, LLP from 2000 to 2003, where he obtained in-depth knowledge of intellectual property and other key value drivers for technology companies. He developed expertise in mergers and acquisitions and capital markets with Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Chernicoff began his career as a certified public accountant with Ernst & Young LLP. He also served on the staff of the Securities and Exchange Commission. Mr. Chernicoff has been a director of Diablo Technologies Inc. since January 2016, and was a director of Marathon Patent Group, Inc. (NASDAQ: MARA) from March 2015 until August 2017. Mr. Chernicoff received his B.S. in Accounting from California State University, Northridge and a J.D. from St. John’s University School of Law, New York. Mr. Chernicoff brings to the Company experience leading businesses and in mergers and acquisitions, finance, legal matters and accounting.

Thomas C. Stewart. Mr. Stewart has served as a director of Pop IQ, a wholly-owned subsidiary of Cali Group that provides facial recognition technology, since March 2018. Previously, he served as the chief financial officer and a director of SecureAuth Corporation from May 2007 to March 2018. From April 2001 to May 2007, Mr. Stewart served in senior positions in both finance and marketing of Intel Corporation (NASDAQ: INTC). Mr. Stewart initially led Intel’s Strategic Finance Team for the information technology group where he was responsible for strategic analysis and financial controls for delivering best in class IT solutions for Intel Corporation in areas including PC clients, wireless networking, remote access/VPN and telephony. In addition to authoring white papers, Mr. Stewart has been a notable speaker at industry events because of his expertise in financial analysis of business technology decisions and return on investment of IT. At Intel, Mr. Stewart acted as strategic finance consultant to Intel Capital. In addition to investment portfolio analysis, he contributed financial analysis for several individual portfolio companies. Mr. Stewart relocated to Europe in 2004 to build a sales and marketing team targeting the IT system integrator channel. He managed the technical integration of newly developed Intel products into System Integrator partners responsible for more than $80M in Intel revenue. Early in his career, Mr. Stewart held management positions at data networking and application services firms, and served as one of the first product managers of FutureLink, a pioneer in the development of the application service provider (ASP) concept. Mr. Stewart holds a bachelor's degree in Economics from The Colorado College, and an MBA from the University of California, Irvine , Paul Merage School of Business. Mr. Stewart brings to the Company experience leading and growing software businesses and in finance, accounting, marketing and operations.

Jean-Louis Casabonne. Mr. Casabonne has served as our Chief Financial Officer and Secretary since May 2014, and as our Interim Chief Executive Officer since August 2017. Since July of 2017 he has served on a part-time basis. Since July 2017, Mr. Casabonne has been the Chief Financial Officer of Kobie Marketing, Inc., a privately held technology company. Previously, from 2002 to 2011, Mr. Casabonne has served as the Chief Financial Officer of Quova, Inc., a venture backed company which he guided to profitability prior to its successful sale to Neustar, Inc. (NYSE:NSR). Following the sale of Quova to Neustar, Mr. Casabonne continued with Neustar from 2011 to 2014 as a strategic evangelist and director of business development managing strategic relationships with key partners. From 1996 to 2002, Mr. Casabonne was a founder and controller for Inxight Software, a spin-out from Xerox Corporation. He became CFO and VP of Operations for Inxight in 1999, managing finance, administration, legal affairs, information technology and customer support. From 1992 to 1996, Mr. Casabonne served in a number of senior financial positions for Xerox Corporation’s XSoft Division. Mr. Casabonne received his MBA and BS from Santa Clara University. Mr. Casabonne brings to the Company experience in finance and accounting and strategic development, management and operations of technology companies.

Required Vote

Directors are elected by a “plurality” of the voting power of our common stock. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, four directors). Stockholders can either vote “FOR” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will not have any effect on the outcome of the election of the directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE ABOVE NAMED DIRECTOR NOMINEES.

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BOARD MEETINGS AND COMMITTEES

During fiscal year 2017, our Board held eight meetings. Our Board has two separately designated committees: our Audit Committee and our Compensation Committee. Each member of these standing committees has been determined to meet the standards for director independence under the rules of the Securities and Exchange Commission (the “SEC”) and is an “independent director” as defined under NASDAQ listing standards.

Our Board has determined not to establish a nominating committee. Nominees for election as directors are selected by our Board. Each committee has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of our Board or any of our officers. Each then-director attended, either in person or by electronic means, all of the meetings of our Board of Directors and Board committees on which they served during fiscal year 2017.

Committees of the Board of Directors

Audit Committee

The current members of our Audit Committee are Michael A. Brochu and Eldad Eilam. Our Audit Committee held four meetings during the 2017 fiscal year, and is primarily responsible for hiring our independent auditors, approving the services performed by our independent auditors and reviewing their reports regarding our accounting practices and systems of internal accounting controls. Our Board determined that each of our Audit Committee members is “independent” pursuant to the rules of The NASDAQ Stock Market and SEC rules and that Mr. Brochu is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The current members of our Compensation Committee are Michael A. Brochu and John Cronin. Our Compensation Committee did not meet during the 2017 fiscal year as compensation matters were discussed in full Board meetings. Our Compensation Committee is primarily responsible for reviewing and approving our general compensation policies and setting both the cash and non-cash compensation levels for our executive officers. Our Compensation Committee annually reviews and determines both the cash and non-cash components of compensation paid to our directors and executive officers. In years past, the Compensation Committee has utilized information published by independent organizations, such as the American Electronics Association and Culpepper and Associates, for background information as to general compensation levels currently being offered in our industry. Our executive officers do not perform any role in determining or recommending the amount or form of executive or director compensation. Our Compensation Committee also administers our stock-based compensation plans. Our Compensation Committee does not have a charter.

All members of the Compensation Committee are non-employee directors and are “independent” pursuant to the rules of The NASDAQ Stock Market.

CORPORATE GOVERNANCE

Board Leadership Structure

The roles of Chairman and Chief Executive Officer historically have been held by different individuals. Our Board believes that this structure provides an efficient and effective leadership model for our Company, facilitates efficient and open communication between our directors and management team, and helps to involve our other independent Board members in Board activities and decision making.

Role of the Board of Directors in Risk Oversight

One of the responsibilities of our Board is to review and evaluate the process used to assess major risks facing our Company and to periodically review assessments prepared by our senior management of such risks, as well as options for their mitigation. Frequent interaction between our directors and members of senior management assist in this effort. Communications between our Board and senior management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

Our Board also plays an active role, as a whole and at the committee level, in overseeing management of our risks. Our entire Board is formally apprised at least annually of our enterprise risk management efforts. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for overseeing the management of financial and accounting risks. Our Compensation Committee is responsible for overseeing the management of risk-taking relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, our entire Board is regularly informed through committee reports.

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Code of Business and Ethical Conduct

The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act and applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and all other officers, directors, and employees. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	compliance with applicable governmental laws, rules and regulations;

●	prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

●	accountability for adherence to the Code of Conduct.

A full text of our Code of Conduct is published on our website at www.hopto.com under the tab Code of Conduct. If we amend our Code of Conduct as it applies to the principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) or grant a waiver from any provision of the Code of Conduct to any such person, we shall disclose such amendment or waiver on our website at www.hopto.com.

Director Independence

Our Board has determined that each of Jonathon R. Skeels, Richard S. Chernicoff and Thomas C. Stewart, who collectively would constitute a majority of our new Board, meets the general independence criteria set forth in the NASDAQ Marketplace rules. In addition, our Board has made a subjective determination as to each of the foregoing individuals that no relationships exist that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Related-Party Transactions

John Cronin

ipCapital Group, Inc.

John Cronin, a member of our Board since August 9, 2011, is the founder, managing director and chairman of ipCapital Group, Inc. (“ipCapital”), an intellectual property strategy firm.

On October 11, 2011, we engaged ipCapital to assist us in the execution of our strategic decision to significantly strengthen, grow and commercially exploit our intellectual property assets. Our engagement agreement with ipCapital, which has been amended three times, affords us the right to request ipCapital to perform a number of diverse services, employing its proprietary processes and methodologies, to facilitate our ability to identify and extract from our current intellectual property base new inventions, potential patent applications, and marketing and licensing opportunities.

For the fiscal years ended December 31, 2018 and 2017, there were no services performed, additional charges incurred or payments made to ipCapital under the agreement.

In addition to the fees we agreed to pay ipCapital for its services, we issued ipCapital a five-year warrant to purchase up to 26,667 shares of our common stock at an initial price of $3.90 per share. Half of the warrant (13,333 shares) has a time-based vesting condition, with such vesting to occur in three equal annual installments. The first, second, and third vesting installments occurred on October 11, 2012, 2013, and 2014. The remaining 13,333 shares became fully vested upon the completion to our satisfaction of all services that we requested from ipCapital under the engagement agreement, prior to the signing of the amendments. Such performance was deemed satisfactory during 2012. We believe that these fees, together with the issuance of the warrant, constitute no greater compensation than we would be required to pay an unaffiliated person for substantially similar services.

Director Nominations and Qualifications for Director Nominees

Our Board does not have a nominating committee. Our Board has determined that given its relatively small size, the function of a nominating committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board members. The nomination of each of the director nominees standing for election at the Annual Meeting was unanimously approved by our Board.

Our Board does not have written guidelines regarding the qualifications or diversity of properly submitted candidates for membership on our Board. Qualifications for consideration as a new director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In reviewing nominations, our Board will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting us, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

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Stockholder Nominations and Bylaw Procedures

Our Bylaws establish procedures pursuant to which a stockholder may nominate a person for election to our Board. Our Bylaws are available at our website at: investors.hopto.com.

To nominate a person for election to our Board, a stockholder must provide for each proposed nominee name, age, business address and residence address of such person; the principal occupation or employment of such person; the class and number of shares of capital stock of the Company that are beneficially owned by such person, if any, and any other direct or indirect pecuniary or economic interest in any capital stock of the corporation of such person, including, without limitation, any derivative instrument, swap, option, warrant, short interest, hedge or profit sharing arrangement and all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, a description of all arrangements or understandings between such stockholder or beneficial owner and any other person or persons (including their names) in connection with the nomination and of any material interest in such nomination of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made; provided, that the Company may require any proposed nominee to furnish such other information as may be reasonably required by the corporation to determine the qualifications of such nominee to serve as a director of the Company. Such notice must also contain information about the stockholder making the nomination and the beneficial owner, if any, on behalf of whom the nomination is made, including name and address, class and number of shares owned, and representations regarding the intention to make such a nomination. We may require any proposed nominee to furnish information concerning his or her eligibility to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence of the nominee.

Deadlines to Submit Nominations

To nominate a person for election to our Board at our annual meeting of stockholders, written notice of a stockholder nomination must be delivered to our Secretary not later than the close of business 90 nor earlier than the close of business 120 days prior to the one year anniversary of the date on which we first mailed the proxy materials for the prior year’s annual meeting. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting. This year, our proxy statement is being mailed on or about August [●], 2018; therefore, since there has not been an annual meeting since 2015, notice by a stockholder, to be timely received, must be received by our Secretary not later than the close of business on the 10th day following the day on which public disclosure of the date of the meeting was first made.

Stockholder nominations must be addressed to Jean-Louis Casabonne, Secretary, and must be mailed to him at hopTo Inc., 6 Loudon Road, Suite 200, Concord, New Hampshire 03301.

Executive Sessions of Independent Directors

The independent members of our Board meet in executive session, without any employee directors or other members of management in attendance, at least annually and additionally, as circumstances warrant.

Stockholder Communication with Board Members

We maintain contact information for stockholders, both telephone and email, on our website (http://www.investors.hopto.com) under the heading “FAQs” where a stockholder will find our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our Board will be forwarded to our Board or specific members of our Board as directed in the stockholder communication. In addition, communications for our Board received via telephone or mail are forwarded to our Board by one of our employees.

Board Member Attendance at Annual Meetings

Our Board does not have a formal policy regarding attendance of directors at our annual stockholder meetings. The Company last held an annual meeting in 2015, however, none of the then-current directors attended as their attendance was not required.

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EXECUTIVE OFFICERS

Jean-Louis Casabonne currently serves as our Interim Chief Executive Officer, Chief Financial Officer and Secretary, and is a director nominee. Please refer to Proposal 1 – Election of Directors – Director Nominees for Mr. Casabonne’s biography.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation we paid to our executive officers for the fiscal years ended December 31, 2017 and 2016:

Name and Principal Position	Year	Salary($)		Bonus($)	Stock Award($)	Option Awards($)	All Other Compensation($)		Total($)
Eldad Eilam (1)	2017	179,366	(5)	—	—	—	916	(3)	180,282
Former CEO, President	2016	275,000	(5)	—	—	—	3,470	(3)	278,470
Jean-Louis Casabonne (2)	2017	163,662	(5)	—	—	—	903	(4)	164,565
Interim CEO, CFO, Secretary	2016	225,000	(5)	—	—	—	2,903	(4)	227,903

(1)	Mr. Eilam previously served as Chief Executive Officer from August 2012 through July 2017 and as President from January 2012 through July 2017.

(2)	Mr. Casabonne was hired and appointed Chief Financial Officer on May 3, 2014. Since August 2017, he has served as our interim Chief Executive Officer.

(3)	Represents group life insurance premiums ($1,470 in 2016 and $916 in 2017), and our contribution to the 401(k) plan ($2,000 in 2016 and $0 in 2017).

(4)	Represents group life insurance premiums ($903 in each of 2016 and 2017), and our contribution to the 401(k) plan ($2,000 in 2016 and $0 in 2017).

(5)	During the three month period ended September 30, 2016, Messrs. Eilam and Casabonne voluntarily agreed with our board of directors to defer 50% of their salary beginning September 1, 2016 until such time as the Company can reasonably pay such compensation upon approval by the board of directors. The 2016 salary for Mr. Eilam and Mr. Casabonne includes deferred salary of $46,011 and $37,644, respectively. The 2017 salary for Mr. Eilam and Mr. Casabonne includes deferred salary of $80,208 and $28,125, respectively. (See Note 12 to our Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2017).

Mr. Casabonne has been employed since May 2014 and continues to be employed on an at-will, part time, basis. Mr. Casabonne is paid on an hourly basis for hours worked using as a basis an annual base salary of $225,000 or $108 per hour, and is eligible for an annual performance-based bonus up to 30% of his annual base salary that is based on goals and achievements mutually set by Mr. Casabonne and management. In 2014, Mr. Casabonne was awarded equity compensation equivalent to 66,667 shares of hopTo Inc. common stock.

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Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at December 31, 2017
	Option Awards
Name	Number of Underlying Securities (1)		Number of Underlying Securities unvested	Number of Underlying Securities unearned	Option Exercise Price $	Option Expiration Date
Jean-Louis Casabonne, Interim CEO, CFO, Secretary	57,911	(2)	15,108	15,108	1.80	08/04/2025

(1)	All options are immediately exercisable upon grant and vest in 33 equal monthly installments beginning in the fourth month after their respective date of grant. We have the right to repurchase exercised unvested options at the exercise price of the respective option upon the optionee’s cessation of service to our Company.

(2)	On August 5, 2015, Mr. Casabonne was granted stock options to purchase 57,911 shares of common stock which vests monthly. This option grant was offered as an exchange for forfeiting 44,445 of unreleased restricted stock award that was originally awarded in May 2014.

Compensation of Directors

During the fiscal year ended December 31, 2017, our non-employee directors were eligible to be compensated at the rate of $1,000 for attendance at each meeting of our Board, $500 if their attendance was via telephone, $500 for attendance at each meeting of a Board committee, and a $1,500 quarterly retainer. As of December 31, 2017, $64,000 of the board fees earned were accrued and not yet paid (see Note 5 to our Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2017).

Name	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Michael A. Brochu	$10,000	$—	$—	$10,000
John Cronin	$10,000	$—	$—	$10,000
Eldad Eilam	$6,000	$—	$—	$6,000

Compensation Risk Management

As part of its annual review of our executive compensation program, the Compensation Committee reviews with management the design and operation of our incentive compensation arrangements for senior management, including executive officers, to determine if such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. The Compensation Committee considers, among other things, the features of the Company’s compensation program that are designed to mitigate compensation-related risk, such as the performance objectives and target levels for incentive awards (which are based on overall Company performance), and our compensation recoupment policy. The Compensation Committee also considers our internal control structure which, among other things, limits the number of persons authorized to execute material agreements, requires approval of our board of directors for matters outside of the ordinary course and our whistle blower program. Based upon the above, the Compensation Committee has concluded that any risks arising from the Company’s compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

As of the Record Date of June 25, 2018, there were 9,804,400 shares of our common stock outstanding. The following table presents information regarding the beneficial ownership of our common stock as of such date by:

●	Each person who beneficially owns more than five percent (5%) of the outstanding shares of our common stock;

●	Each director and director nominee;

●	Each named executive officer; and

●	All current directors and officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1) (2)	Percent of Class (%)
Novelty Capital Partners, LP(3) 520 Newport Center Drive, 12th floor Newport Beach, CA 92660	975,711	9.95%
JMI Holdings, LLC (2011 Family Series)(4) 111 Congress Avenue, Suite 2600 Austin, TX 78701-4062	936,232	8.5%
Baltimore, MD David R. Wilmerding, III(5) 2518 Caves Road Owings Mill, MD 21117-2354	961,010	8.5%
Jon C. Baker(6) 101 St. Johns Road Baltimore, MD 21210	894,378	7.8%
Austin Marxe, David Greenhouse and Adam C. Stettner(7) 527 Madison Avenue, Suite 2600 New York, NY 10022	912,657	7.6
Eldad Eilam	231,194	2.4%
Michael A. Brochu(8)	144,791	1.5%
John Cronin(8)	82,864	*
Jean-Louis Casabonne(8)	82,525	*
Jonathon Richard Skeels
Richard S. Chernicoff
Thomas C. Stewart
All Current Directors and Executive Officers as a Group (4 individuals)	541,374	3.9%

* Less than 1%

(1)	As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, based on information provided by the named individuals, all persons named herein have sole voting power and investment power with respect to their respective shares of our common stock, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to their respective shares of our common stock. With respect to each stockholder, any shares issuable upon exercise of options and warrants held by such stockholder that are currently exercisable or will become exercisable within 60 days of March 31, 2018 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentage ownership of our common stock is based on 9,804,400 shares of common stock outstanding as of June 25, 2018.

(3)	Based on the Schedule 13D filed jointly on April 2, 2018, by Novelty Capital Partners, LP (“NCPLP”), Novelty Capital, LLC (“NCLLC”), Novelty Capital Partners GP LLC (NCPGP”), and Jonathon R. Skeels (“Skeels”). NCPLP is the holder of the shares. NCPGP is the sole general partner of NCPLP. NCLLC, which serves as investment advisor to affiliated funds, including NCPLP, is the sole member of NCPGP. Skeels is the managing partner of NCLLC. Each of NCPLP, NCLLC, NCPGP and Skeels may be deemed to share voting and dispositive power over such shares.

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(4)	Based solely on information known to us, JMI Holdings, LLC (2011 Family Series) owns 841,493 shares of our common stock and warrants to purchase 94,739 shares of our common stock. Charles E. Noell, III, John J. Moores and Bryant W. Burke share voting and dispositive power over these shares by virtue of being members of El Camino Advisors, LLC, the manager of JMI Holdings, LLC (2011 Family Series).

(5)	Based on information contained in a Schedule 13G/A filed by David Wilmerding on February 1, 2017, and information known to us, Mr. Wilmerding has sole voting and dispositive power with respect to 844,736 shares of our common stock and warrants to purchase 116,274 shares of our common stock.

(6)	Based on information contained in a Schedule 13G/A filed by Jon C. Baker on January 30, 2017, and information known to us, Mr. Baker has sole voting and dispositive power with respect to 777,533 shares of our common stock and warrants to purchase 116,845 shares of our common stock.

(7)	Based on information contained in a joint Schedule 13G/A filed by Austin Marxe, David Greenhouse and Adam Stettner on February 13, 2018 and information known to us. Such stockholders share voting and dispositive power over these shares by virtue of being the controlling principals of AWM Investment Company, Inc. (“AWM”), and the members of SST Advisers, L.L.C. (“SST”). AWM acts as investment advisor to each of Special Situations Technology Fund, L.P. (“Tech Fund”) and Special Situations Technology Fund II, L.P. (“Tech Fund II”); SST is the general partner of each of Tech Fund and Tech Fund II. Tech Fund owns 130,426 shares of our common stock and holds warrants to purchase 21,208 shares of our common stock. Tech Fund II owns 628,754 shares of our common stock and holds warrants to purchase 132,269 shares of our common stock.

(8)	Includes the following shares of common stock issuable upon exercise of outstanding stock options: 57,911 stock options held by Mr. Casabonne; and 62,200 stock options held by each of Messrs. Brochu and Cronin.

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PROPOSAL 3

AMENDMENT OF CERTIFICATE OF INCORPORATION

REGARDING STOCKHOLDER ACTION

BY WRITTEN CONSENT

Currently, our Certificate of Incorporation states in Article VII that stockholders shall have no right to take any action by written consent without a meeting. Our Board has declared advisable and approved and recommends that the stockholders approve and adopt an amendment to our Certificate of Incorporation repealing this provision and thereby permitting stockholders to act by written consent without a meeting as provided under Delaware General Corporation Law (“DGCL”). Such permission is to be consistent with applicable law and consistent with giving stockholders the fullest power to act in accordance therewith, including stockholder ability to initiate any topic for written consent consistent with applicable law. The Board believes that the ability to act by written consent in lieu of a meeting is a means by which stockholders can raise important matters outside the normal annual meeting cycle. If stockholders approve this proposal, we will file a certificate of amendment of our Certificate of Incorporation with the Delaware Secretary of State and make a corresponding amendment to our Second Amended and Restated Bylaws (“Bylaws”). Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This ability to act by written consent is currently not available to stockholders under our Certificate of Incorporation and would be reinstituted if this Proposal 3 is approved by the stockholders at the Annual Meeting.

The Proposed Amendment

If Proposal 3 is approved and adopted by our stockholders at the Annual Meeting, we will file a certificate of amendment to our Certificate of Incorporation, which repeals and deletes in its entirely the first sentence of Article VII of our Certificate of Incorporation as follows:

~~Stockholders of the Corporation shall take action by meetings held pursuant to this Amended and Restated Certificate of Incorporation and the Bylaws and shall have no right to take any action by written consent without a meeting.~~

Conforming Amendment to the Bylaws

Our Bylaws also currently include a conforming section that prohibits stockholders to take any action by written consent without a meeting. Conditioned upon approval by the stockholders of the proposed amendment in this Proposal 3 and the filing of the amendment to the Certification of Incorporation with the Secretary of State of the State of Delaware, our Board has approved to delete in its entirety Section 10 of Article II of our Bylaws to eliminate the prohibition on stockholders to act by written consent (marked to show changes; for reference only):

“Section 10. [Reserved]. ~~No Informal Action by Stockholders~~. ~~Stockholders of the corporation shall have no right to take any action by written consent without a meeting.~~”

Furthermore, conditioned upon approval by the stockholders of the proposed amendment in this Proposal 3 and the filing of the amendment to the Certification of Incorporation with the Secretary of State of the State of Delaware, our Board has approved to amend Section 5 of Article VIII regarding the setting of a record date as follows (marked to show changes; for reference only):

“Section 5. Fixing Record Date. ~~In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.~~

(a)       In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)       In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c)       Unless otherwise restricted by the certificate of incorporation, in order that the corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.”

The effectiveness of these amendments to the Bylaws is conditioned upon, and would only take effect concurrently with, the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

As a result of the amendments to the Certificate of Incorporation and Bylaws, the stockholders would be permitted to take any action consistent with applicable law by written consent.

Required Vote

Our Certificate of Incorporation provides that amendment of the Certificate of Incorporation as set forth in this Proposal 3 be approved and adopted by the affirmative vote of the holders of at least 66-2/3% of outstanding shares of voting stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO AMEND ARTICLE VII OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REPEAL THE PROVISION PROHIBITING STOCKHOLDERS FROM TAKING ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

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PROPOSAL 4

AMENDMENT OF ARTICLE V OF THE CERTIFICATE OF INCORPORATION CHANGING THE SUPER-MAJORITY VOTING REQUIREMENT TO A MAJORITY VOTING REQUIREMENT RELATING TO THE AMENDMENT OF OUR BYLAWS

Currently, Article V of our Certificate of Incorporation requires the affirmative vote of holders of at least 66 2/3% of our outstanding shares of voting stock entitled to vote at an election of directors for stockholders to amend our Bylaws. After due consideration, our Board has determined that it is advisable and in the Company’s best interests and in the best interests of our stockholders to amend our Certificate of Incorporation to eliminate this supermajority stockholder vote requirement. Our Board has declared advisable and approved, and recommends that the stockholders approve and adopt an amendment of our Certificate of Incorporation and is accordingly submitting the proposed amendment for approval by our stockholders. If the proposed amendment is approved, our Bylaws may be amended by a simple majority of the voting power of our outstanding stock.

The Proposed Amendment

If Proposal 4 is approved and adopted by our stockholders at the Annual Meeting, we will file a certificate of amendment to our Certificate of Incorporation, which amends the second sentence of Article V of our Certificate of Incorporation as follows (marked to show changes; for reference only):

“In addition, the Bylaws may be amended by the affirmative vote of holders of at least a majority ~~66 2/3%~~ of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.”

Rationale and Background

Supermajority voting requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, as corporate governance standards have evolved, many investors and commentators now view these provisions as limiting a board’s accountability to stockholders and the ability of stockholders to effectively participate in corporate governance. Our Board is committed to good corporate governance and has carefully considered the advantages and disadvantages of supermajority voting provisions.

In the past, our Board has determined that maintaining supermajority voting provisions was in the best interests of the Company and its stockholders. Specifically, the Board believes that (1) fundamental corporate changes should require broad consensus among stockholders and (2) the supermajority vote provisions provide protection against unfair, potentially abusive takeover attempts by encouraging acquirers to negotiate directly with the Board, ensuring that the Board can negotiate fair and adequate offers that maximize value for our stockholders and protect against abusive or coercive takeover tactics.

However, the Board believes that eliminating the supermajority voting requirement for stockholders with respect to amendments to our Bylaws strikes an appropriate balance between enhancing accountability to stockholders and preserving the protections to our stockholders. Removing the supermajority voting requirements for stockholders on this matter will enhance the accountability of our Board to our stockholders and eliminate the ability of a minority of stockholders to frustrate future amendments to our Bylaws that the Board may recommend and a majority vote of stockholders may support. After weighing these factors, the Board determined that eliminating the supermajority vote requirement with respect to amendments to our Bylaws would be in the best interests of the Company and its stockholders.

Conforming Amendment to the Bylaws

Our Bylaws also currently include a conforming supermajority stockholder vote requirement with respect to amendments to the Bylaws. Conditional upon approval by the stockholders of the proposed amendment in this Proposal 4 and the filing of the amendment to the Certification of Incorporation with the Secretary of State of the State of Delaware, our Board has approved the following amendment to the second sentence of Section 1 of Article X of our Bylaws to change the supermajority stockholder vote requirement to a majority vote requirement with respect to amendments to the Bylaws (marked to show changes; for reference only):

“All such amendments must be approved by either the holders of a at least a majority ~~sixty-six and two-thirds percent (66 2/3%)~~ of the outstanding capital stock entitled to vote thereon or by the board of directors.”

The effectiveness of the amendment to the Bylaws is conditioned upon, and would only take effect concurrently with, the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Required Vote

Our Certificate of Incorporation provides that amendment of the Certificate of Incorporation as set forth in this Proposal 4 be approved and adopted by the affirmative vote of the holders of at least 66-2/3% of outstanding shares of voting stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO AMEND ARTICLE V OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE SUPER-MAJORITY VOTING REQUIREMENT TO A MAJORITY VOTE REQUIREMENT RELATING TO THE AMENDMENT OF OUR BYLAWS.

17

PROPOSAL 5

AMENDMENT OF CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE THAT REQUIRES ANY RELATED PARTY TRANSACTION BE APPROVED BY EITHER THE UNANIMOUS AFFIRMATIVE VOTE OF DISINTERESTED DIRECTORS OR AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES OF STOCK

Our Board has declared advisable and approved, and recommends that the stockholders approve and adopt, an amendment to our Certificate of Incorporation that, notwithstanding Section 144 of the DGCL, all related party transactions (as described below) are required to be approved by either the unanimous approval of disinterested directors or affirmative vote of a majority of outstanding shares of stock of the Company entitled to vote at an election of directors (the “Related Party Amendment”). The approval requirements of the Related Party Amendment, by its terms, will automatically terminate on December 31, 2019. If stockholders approve this Proposal 5, we will file a certificate of amendment of our Certificate of Incorporation with the Delaware Secretary of State.

Rationale and Background

Section 144 of the DGCL, which set forth the approval requirements for related party transactions, provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(1) The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

The Related Party Amendment would impose additional requirements to approve a related party transaction. The Related Party Amendment would provide, that notwithstanding Section 144 of the DGCL, A related party transaction requires the unanimous approval (as opposed to a majority) of the disinterested directors of the Board of Directors (not including any committee of the Board) or the approval by the stockholders; the fairness of the transaction at time of approval is not a requirements that by itself would permit the related party transaction to occur. The Board believes that in light of the transition to a new Board of Directors and because the Company is not currently listed on a national stock exchange requiring it to maintain certain corporate governance standards, the Related Party Amendment provides heightened protection to the Company’s stockholders with respect to related party transactions. After due consideration, our Board has determined that it is advisable and in the Company’s best interests and in the best interests of our stockholders to amend our Certificate of Incorporation with the Related Party Amendment.

The Proposed Amendment

If Proposal 5 is approved and adopted by our stockholders at the Annual Meeting, we will file a certificate of amendment to our Certificate of Incorporation, which adds a new Article X to our Certificate of Incorporation as follows:

“ARTICLE X

Notwithstanding Section 144, or any successor provision, of the Delaware General Corporation Law, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation’s directors or officers, are directors or officers, or have a financial interest, shall be authorized, permitted or valid, and such contract or transaction shall be deemed to be void, unless (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Corporation’s Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the unanimous vote of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Corporation’s stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by affirmative vote of the holders of a majority of the outstanding shares of voting stock entitled to vote at an election of directors. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the contract or transaction. The requirements of this Article X will automatically terminate and will no longer be effective on December 31, 2019 at 12:01 a.m. Eastern Standard Time.”

Conforming Amendment to the Bylaws

Section VI of our Bylaws is consistent with Section 144 of the DGCL regarding approval of related party transactions. Conditional upon approval by the stockholders of the proposed amendment in this Proposal 5 and the filing of the amendment to the Certification of Incorporation with the Secretary of State of the State of Delaware, our Board has approved the following amendment to Article VI of our Bylaws (marked to show changes; for reference only):

“ARTICLE VI

INTERESTED DIRECTORS AND OFFICERS

Section 1. Notwithstanding Section 144, or any successor provision, of the Delaware General Corporation Law, no contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation’s directors or officers, are directors or officers, or have a financial interest, shall be authorized, permitted or valid, and such contract or transaction shall be deemed to be void, unless

(a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Corporation’s Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the unanimous vote of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Corporation’s stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by affirmative vote of the holders of a majority of the outstanding shares of voting stock entitled to vote at an election of directors.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the contract or transaction. The requirements of this Section 1 of Article VI will automatically terminate and will no longer be effective on December 31, 2019 at 12:01 a.m. Eastern Standard Time.

Section 2. After December 31, 2019 at 12:01 a.m. Eastern Standard Time, the terms of this Section 2 of Article VI shall be effective. No contract or transaction between or among the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or a committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

(a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts as to his or her relationship or interests and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

The common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

The effectiveness of the amendment to the Bylaws is conditioned upon, and would only take effect concurrently with, the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Required Vote

Our Certificate of Incorporation provides that amendment of the Certificate of Incorporation as set forth in this Proposal 5 be approved and adopted by the affirmative vote of the holders of at least a majority of outstanding shares of voting stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 5 TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE THAT REQUIRES ANY RELATED PARTY TRANSACTION BE APPROVED BY EITHER THE UNANIMOUS AFFIRMATIVE VOTE OF DISINTERESTED DIRECTORS OR AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES OF STOCK.

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PROPOSAL NO. 6

GRANT OF STOCK TO TWO DIRECTORS

Our two non-employee directors, Mike Brochu and John Cronin, were awarded 120,000 each of our common stock on July 23, 2018 as a supplemental directors fee. This supplemental fee is in recognition of their long-term, uninterrupted service to the Company, in particular during periods when the Company greatly benefited from, and needed, the stability and experience they provided. The Board unanimously decided these awards were merited, however, the Board believed that one half of each award, or 60,000 shares each, should be subject to stockholder approval. Accordingly, the Board is recommending that stockholders approve an award of 60,000 shares of fully vested common stock to each of Mike Brochu and John Cronin. If stockholders do not approve these awards, the stock subject to those awards will be returned to the Company, but the balance of the 120,000 share awards (i.e., the remaining 60,000) are fully vested and are not subject to a vote and will remain in place in accordance with their terms.

Required Vote

Our Board decided in its discretion to make the awards of 60,000 shares of common stock to each to Mike Brochu and John Cronin be subject to approval by the affirmative vote of the majority of votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the vote outcome for this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 6 TO APPROVE THE GRANT OF STOCK TO TWO DIRECTORS.

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PROPOSAL NO. 7

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

We are required to submit a separate non-binding stockholder vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and narrative discussion). This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather to provide stockholders with an opportunity to make an advisory vote with respect to the overall compensation of our named executive officers and our compensation practices. Our stockholders are provided the opportunity to make this advisory vote on executive compensation at each annual meeting.

This proposal, commonly known as a “Say-on-pay,” permits stockholders to endorse or not endorse our executive compensation through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and narrative discussion).”

Because the stockholders’ vote is advisory, it will not be binding on the Board. However, the Board’s Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the advisory Say-on-pay proposal. Abstentions will be counted as present at the meeting for purposes of determining whether a quorum exists and will have the effect of a vote against the proposal. Broker non-votes will be counted as present at the meeting for purposes of determining whether a quorum exists and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE “FOR” PROPOSAL 7.

20

PROPOSAL NO. 8

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

Our Audit Committee has appointed Marcum LLP to audit our accounts for the fiscal year ending December 31, 2018. Such firm, which has served as our independent registered public accounting firm since May 2018, has reported to us that none of its members has any direct financial interest or material indirect financial interest in our Company.

As previously reported in a Current Report on Form 8-K filed April 26, 2017, the Company’s prior independent registered public accounting firm Macias Gini & O’Connell LLP (“MGO”) notified the Company that MGO was resigning as the Company’s independent accountant on April 22, 2018. On May 8, 2018, the Company appointed Marcum LLP as the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of our Board on May 8, 2018.

During the fiscal years ended December 31, 2016, and 2017, and the subsequent interim period through May 8, 2018, the Company has not consulted with neither Marcum nor MGO regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

A representative of Marcum is expected to attend the Annual Meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

Fees for professional services rendered to us by MGO, our independent registered public accounting firm engaged to provide audits for the fiscal years ended December 31, 2017 and 2016, were:

	2017	2016
Audit fees	$131,600	$147,500
Audit-related fees	8,000	-
Tax fees	10,000	11,800
All other fees	-	-
Total	$149,600	$159,300

Audit fees include fees associated with our annual audit, the reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the Securities and Exchange Commission. Audit-related fees include consultations regarding revenue recognition and new accounting pronouncements as they related to the financial reporting of certain transactions. Tax fees included tax compliance and tax consultations.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.

The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes, if any, will be counted as present at the meeting for purposes of determining whether a quorum exists, and will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 8 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

21

REPORT OF AUDIT COMMITTEE

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

The functions of our Audit Committee (references in this section to “we” and “our” mean the Audit Committee) are primarily focused on three areas:

●	the adequacy of the internal controls and financial reporting process of hopTo Inc. (the “Company”) and the reliability of its consolidated financial statements;

●	the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm; and

●	the Company’s compliance with legal and regulatory requirements.

We operate under a written charter, which has been approved by the board of directors. The Company has made the Audit Committee charter available on its website at http://www.hopto.com.

We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of the Company’s financial reporting. We discuss these matters with the Company’s independent registered public accounting firm and with appropriate financial personnel. We periodically (at least annually) meet privately with both the independent registered public accounting firm and the Company’s financial personnel, each of which has unrestricted access to us. We also appoint the independent registered public accounting firm and review its performance and independence from management. In addition, we review the Company’s financing plans.

Management is responsible for the financial reporting process, including the system of internal control, and the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely on, without independent verification, the information provided to us and on the representations made by management and the independent registered public accounting firm.

In this context, we held one meeting during fiscal year 2017. The meetings were designed, among other things, to facilitate and encourage communication among us, management, the internal accountants and the Company’s independent registered public accounting firm for fiscal year 2017, Macias Gini & O’Connell LLP (“MGO”). We discussed with MGO the overall scope and plans for their audit. We also met with MGO, with and without management present, to discuss the results of their audit and quarterly reviews and the Company’s internal controls. We reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2017 with management and with MGO.

We also discussed with MGO the audited financial statements for fiscal year ending December 31, 2017, and matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the conduct of the audit of the Company’s consolidated financial statements, and the matters required to be discussed with the Audit Committee by applicable auditing standards of the Public Company Accounting Oversight Board.

We have received the written disclosures and the letter from MGO required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with us concerning independence, and we discussed with MGO their independence from the Company. When considering MGO’s independence, we considered whether their provision of services to us beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to MGO for audit and non-audit services (primarily tax services).

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017 be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

July [●], 2018	Members of the Audit Committee

John Cronin (Chairman)
Michael A. Brochu
Eldad Eilam

22

COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors, and persons owning more than ten percent of a registered class of our equity securities (“ten percent stockholders”) to file reports of ownership and changes of ownership with the SEC. To the best of our knowledge, based solely on review of the copies of such reports and amendments thereto furnished to us, we believe that during the fiscal year ended December 31, 2017, all of our officers, directors, and ten percent stockholders complied with all applicable filing requirements.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

2019 STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order for stockholder proposals for the fiscal year 2019 annual meeting to be eligible for inclusion in our proxy statement, our Secretary must receive them at our principal offices not later than a reasonable time before we print and send our proxy materials for the 2019 annual meeting. We will consider a reasonable time to be the same deadline had we maintained our regularly scheduled annual meetings, which is January 31, 2019. Such proposals should be submitted, in writing, to hopTo Inc., Attn: Jean-Louis Casabonne, Secretary, 6 Loudon Road, Suite 200, Concord, New Hampshire 03301.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement or a reasonable time before we send our proxy materials for such meeting if the date of the meeting has changed by more than 30 days from the prior year, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such annual meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

ACCOMPANYING INFORMATION

Accompanying this proxy statement is a copy of our annual report to stockholders on Form 10-K for our fiscal year ended December 31, 2017. Such annual report includes our audited consolidated financial statements for the two fiscal years ended December 31, 2017 and December 31, 2016. No part of such annual report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

BY ORDER OF THE BOARD OF DIRECTORS

Jean-Louis Casabonne
Chief Financial Officer and Interim Chief Executive Officer

Dated: July [●], 2018

Concord, New Hampshire

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HOPTO INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 23, 2018

The undersigned stockholder(s) of HOPTO INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July [●] , 2018, and hereby appoints Jean-Louis Casabonne, as proxy and attorney-in-fact with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 23, 2018 at 10:00 a.m., local time, at the Company’s headquarters located at 51 East Campbell Avenue, Suite 128, Campbell, California 95008, and at any adjournment or postponement thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]

[BACK OF PROXY]

DETACH HERE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[X]	Please mark votes as in this example
1. TO APPROVE THE AMENDMENT TO ARTICLE VI OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.	FOR AGAINST ABSTAIN [ ] [ ] [ ]
2. TO ELECT FOUR DIRECTORS TO ONE-YEAR TERMS ENDING AS OF THE COMPANY’S ANNUAL MEETING IN 2019, IF PROPOSAL 1 IS APPROVED; OR AS THE CLASS II, CLASS III AND CLASS I DIRECTORS TO TERMS ENDING AS OF THE COMPANY’S ANNUAL MEETINGS IN 2019, 2020 AND 2021, RESPECTIVELY, IF PROPOSAL 1 IS NOT APPROVED.
Nominees:
(1) Jonathon R. Skeels (Class II)
(2) Richard C. Chernicoff (Class II)
(3) Thomas C. Stewart (Class III)
(4) Jean-Louis Casabonne (Class I)
[ ] FOR ALL NOMINEES	[ ] WITHHOLD ALL NOMINEES	[ ] FOR ALL NOMINEES EXCEPT __________

Instructions: To withhold authority to vote for any individual nominee, mark the “For All Nominees Except” box and write that nominee’s name in the space provided above.

3. TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REPEAL THE PROVISION IN ARTICLE VII PROHIBITING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.	FOR AGAINST ABSTAIN [ ] [ ] [ ]

4.  TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE SUPER-MAJORITY VOTING REQUIREMENT TO A MAJORITY VOTING REQUIREMENT IN ARTICLE V RELATING TO THE AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED BYLAWS.

FOR AGAINST ABSTAIN [ ] [ ] [ ]
5. TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REQUIRE ANY RELATED PARTY TRANSACTION BE APPROVED BY EITHER THE UNANIMOUS AFFIRMATIVE VOTE OF DISINTERESTED DIRECTORS OR AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES OF STOCK.	FOR AGAINST ABSTAIN [ ] [ ] [ ]
6. TO APPROVE THE GRANT OF STOCK TO TWO DIRECTORS	FOR AGAINST ABSTAIN [ ] [ ] [ ]
7. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS “SAY-ON-PAY.”	FOR AGAINST ABSTAIN [ ] [ ] [ ]
8. TO RATIFY THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.	FOR AGAINST ABSTAIN [ ] [ ] [ ]

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As to any other matters that may properly come before the meeting or any adjournments or postponements thereof, the proxy holders are authorized to vote in accordance with their best judgment.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	[ ]

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.	[ ]

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both must sign.)

Signature:	Date:

Signature:	Date:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR AMENDMENT TO ARTICLE VI OF THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS; (2) FOR THE ELECTION OF THE FOUR DIRECTOR NOMINEES TO ONE-YEAR TERMS ENDING AS OF THE ANNUAL MEETING OF STOCKHOLDERS IN 2019 IF PROPOSAL 1 IS APPROVED; OR AS THE CLASS II, CLASS III AND CLASS I DIRECTORS TO TERMS ENDING AS OF THE COMPANY’S ANNUAL MEETINGS IN 2019, 2020 AND 2021, RESPECTIVELY, IF PROPOSAL 1 IS NOT APPROVED; (3) FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REPEAL THE PROVISION IN ARTICLE VII PROHIBITING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING; (4) FOR AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE SUPER-MAJORITY VOTING REQUIREMENT TO A MAJORITY VOTE REQUIREMENT IN ARTICLE V RELATING TO THE AMENDMENT OF OUR SECOND AMENDED AND RESTATED BYLAWS (5) FOR AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REQUIRE ANY RELATED PARTY TRANSACTION BE APPROVED BY EITHER THE UNANIMOUS AFFIRMATIVE VOTE OF DISINTERESTED DIRECTORS OR AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES OF STOCK (6) FOR THE APPROVAL OF THE GRANT OF STOCK TO TWO DIRECTORS; (7) FOR APPROVAL OF THE ADVISORY SAY-ON-PAY PROPOSAL; AND (8) FOR RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF HOPTO INC. FOR FISCAL YEAR ENDING DECEMBER 31, 2018. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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